                                                                   EXHIBIT 99.c



                                 LOAN AGREEMENT


         THIS AGREEMENT is made this 21st day of February, 1997, by and among AMERICAN HERITAGE LIFE INVESTMENT CORPORATION, a Florida corporation (the "Borrower"), BARNETT BANK, N.A. ("Barnett"), SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION ("SouthTrust"), SUNTRUST BANK, NORTH FLORIDA, N.A. ("SunTrust") and BARNETT BANK, N.A. (in such capacity, and for so long as it shall serve in such capacity hereunder, the "Agent"), as agent for Barnett, SouthTrust and SunTrust. Barnett, SouthTrust and SunTrust are collectively referred to herein as the "Lenders".

                                    RECITALS

         The Borrower wishes to obtain credit from the Lenders on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

                                    ARTICLE I
                              BORROWING AND PAYMENT

         1.01 Revolving Credit Advances. The Lenders hereby establish a revolving line of credit (the "Line of Credit") in favor of the Borrower. The Borrower shall be entitled to borrow, repay and reborrow funds from each Lender on a revolving basis during a period (the "Revolving Period") commencing on the date hereof and ending on January 30, 2000, in accordance with the terms hereof so long as: (a) the total principal amount owed to all of the Lenders hereunder, on a combined basis, does not exceed the Commitment Amount (as defined herein) then in effect; and (b) the total principal amount owed to each Lender hereunder at any one time does not exceed the Commitment Amount for such Lender set forth herein. For purposes hereof, the "Commitment Amount" shall mean: (a) $100,000,000 commencing on the date hereof and continuing for a period of 89 days thereafter; and (b) commencing on the 90th day following the date hereof and continuing thereafter, $100,000,000 or such lesser amount as the Borrower may specify by written notice to the Agent during the 89 day period following the date hereof. Each Lender's Commitment Amount shall equal the following percentage (as to each Lender, the "Lender's Percentage") of the Commitment Amount in effect from time to time:

                                           Percentage of
                    Lender               Commitment Amount
                    ------               -----------------
                    Barnett                      40%
                    SouthTrust                   30%
                    SunTrust                     30%

         1.02 Advances.

                  (a) The Borrower may request advances under the Line of Credit by giving the Agent written or telecopied notice, or oral notice with written confirmation, specifying the date (the "Advance Date") and amount of such advance (which Advance Date shall be a banking business day). The Agent must receive the notice not later than 10:00 a.m. (Eastern time) on the Advance Date. The Agent shall give written, telecopied or oral notice of such request to each of the Lenders promptly upon receipt of such notice. Each Lender shall be obligated to fund its proportionate share of the requested advance based upon each Lender's Percentage of the Commitment Amount. Each Lender shall transfer an amount equal to its share of the requested advance to the Agent in immediately available funds not later than 2:00 p.m. on the Advance Date. The Agent shall thereafter credit such funds to an account maintained by the Borrower with the Agent. Notwithstanding the foregoing, no Lender shall be obligated to make any advance hereunder if: (i) any condition to advances hereunder has not been satisfied at the time of the advance; or (ii) such Lender's commitment to make advances has expired or terminated. No Lender shall be obligated to make advances on behalf of any other Lender if such other Lender fails to make any required advance hereunder. Each Lender's obligation to make advances hereunder shall terminate at the expiration of the Revolving Period or on such earlier date as is set forth herein.

                  (b) The Agent may, but shall not be obligated to, advance funds on behalf of any Lender (each, a "Defaulting Lender") which shall fail to cause the Agent to receive immediately available funds in the amount of the Defaulting Lender's share of the advance on or before 2:00 p.m. on any Advance Date. If the Agent makes the advance on behalf of the Defaulting Lender, the Defaulting Lender shall, on demand, repay the Agent such advance together with interest thereon at the overnight federal funds rate plus two percent (2.0%) per annum until paid in full. A Defaulting Lender shall be deemed to have assigned to the Agent the right to receive any and all payments due to it with respect to the advance funded by the Agent until the sum of such payments received by the Agent is equal to the amount owed to the Agent by such Defaulting Lender. The foregoing assignment shall be absolute and irrevocable. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its share of advances under the Line of Credit or to prejudice any rights which the Borrower, the Agent or any Lender may have against any Lender hereunder for the Lender's failure to make funds available when required in accordance with this Agreement. The provisions of this subparagraph shall inure solely to the benefit of the Agent and the Lenders (other than any


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

         Defaulting Lender) and shall not inure to the benefit of, or be enforceable by, the Borrower.

         1.03 Payments.

                  (a) The indebtedness (the "Indebtedness") under the Line of Credit shall be evidenced by revolving credit notes (as amended, extended or renewed from time to time, the "Notes") of even date herewith executed by the Borrower in favor of each Lender in the amount of each Lender's Percentage of the Commitment Amount (determined as of the date hereof). The Notes shall bear interest at the rate set forth therein and shall be payable as set forth therein.

                  (b) The Borrower shall make all payments under the Notes to the Agent for the account of the Lenders. All payments of principal and interest under the Notes shall, except as otherwise specifically set forth herein, be allocated among the Lenders on a pro rata basis in accordance with each Lender's Percentage of the Commitment Amount. The Agent shall in all events remit all such amounts to the Lenders by wire transfer as promptly as practicable after receipt of the same. Unless all of the Lenders direct otherwise, all payments received by the Agent shall be applied first to fees payable to the Agent hereunder for its own account, then to fees payable hereunder to the Agent for the account of the Lenders, then to the costs and expenses as to which the Required Lenders (as defined herein) have jointly directed payment, then to accrued interest under the Notes, then to principal under the Notes and then to all other costs and expenses.

         1.04 Fees.

                  (a) The Borrower shall pay the Agent (for the account of the Lenders pro rata in accordance with each Lender's Percentage of the Commitment Amount) a facility fee equal to one-tenth of one percent (0.10%) of the Commitment Amount as of the 90th day following the date hereof. The Borrower shall pay such fee on the 90th day following the date hereof.

                  (b) The Borrower shall pay the Agent (for the account of the Lenders pro rata in accordance with each Lender's Percentage of the Commitment Amount) a commitment fee on the daily average unused amount of the Line of Credit calculated on the total unused Commitment Amount during the Revolving Period (excluding, however, the first 90 days of the Revolving Period) at the rate of one-eighth of one percent (0.125%) per annum (calculated on the basis of a 360 day year). The Borrower shall pay the fee 180 days after the date hereof and every 90 days thereafter (and, as the case may be, at the expiration of the Revolving Period) until the expiration of the Revolving Period.



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

                  (c) The Borrower has paid the Agent, for the Agent's own account, a fee of $25,000 prior to the date hereof. The Borrower shall pay the Agent an additional fee of $25,000 per year commencing one year from the date hereof and continuing thereafter on each annual anniversary of such date until all Indebtedness (as defined herein) has been paid in full.

         1.05 Related Terms. For purposes of this Agreement, the following terms shall have the following meanings:

                  (a) "Insurance Subsidiary" shall mean each Subsidiary that is licensed as an insurance company under applicable state insurance laws.

                  (b) "Loan Documents" shall mean and include this Agreement (as amended from time to time), the Notes and all documents related to the foregoing documents.

                  (c) "Subsidiaries" shall mean and include any partnership, corporation or other entity if the Borrower directly or indirectly owns or controls a majority of the equity or voting interest in such partnership, corporation or entity.

                                   ARTICLE II
                                   CONDITIONS

         2.01 Conditions to Advances. The obligation of the Lenders to make advances hereunder or under the Notes on or after the date hereof is subject, without limitation, to satisfaction of the following conditions precedent:

                  (a) The Borrower's representations and warranties set forth in this Agreement and in the Loan Documents shall be true and correct on and as of the date hereof and on and as of the date of each such advance.

                  (b) On the date hereof and on the date of each such advance, the Borrower shall be in compliance with all the terms and provisions set forth in this Agreement on its part to be observed or performed, and no Default or Event of Default (as such terms are defined herein) shall have occurred.

                  (c) The Lenders shall have received on or before the date hereof in form reasonably satisfactory to them: (i) the duly executed Loan Documents; (ii) such evidence of corporate authorization from the Borrower as the Lenders may require; (iii) good standing certificates indicating that the Borrower and each of its Subsidiaries are in good standing in Florida and in any other state where each is required to qualify to do business; (iv) certified articles of incorporation and bylaws of the Borrower and each of its Subsidiaries; and (v) evidence



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

         satisfactory to the Lenders that the Borrower and each of its Subsidiaries hold all licenses material to the conduct of their businesses.

                  (d) The Agent shall have received on or before the date hereof, from attorneys for the Borrower acceptable to the Agent, an opinion addressed to the Agent and the Lenders in form and substance satisfactory to the Agent.

         2.02 Other Documents. The Lenders shall have received on or before the date hereof or the date of any advance hereunder such other documents or items as the Bank may reasonably request.

                                   ARTICLE III
                              AFFIRMATIVE COVENANTS

         The Borrower as to itself and as to any Subsidiaries covenants and agrees that from the date hereof:

         3.01 Financial Statements of the Borrower. The Borrower will deliver to the Lenders the following:

                  (a) Within ninety (90) days after the end of each fiscal year, the Borrower's financial statements as of the end of and for such year in reasonable detail, setting forth in consolidated and comparative form the corresponding figures for that date and period and for the corresponding date and period in the preceding fiscal year, certified by independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Agent, whose certificate shall be reasonably satisfactory to the Agent in scope and substance.

                  (b) Within ninety (90) days after the end of each fiscal year, the Borrower's financial statements as of the end of and for such year in reasonable detail, setting forth in consolidating and comparative form the corresponding figures for that date and period and for the corresponding date and period in the preceding fiscal year, certified by the Borrower's chief financial officer.

                  (c) Within ninety (90) days after the end of each fiscal year, statutory financial statements as of the end of and for such year for American Heritage Life Insurance Company ("AHL") and each of the Borrower's direct and indirect Insurance Subsidiaries.

                  (d) Within forty-five (45) days after the end of each fiscal quarter, the Borrower's financial statements as of the end of and for such period in reasonable detail, setting forth in consolidated and comparative form the corresponding figures for that date and period and for the corresponding date and accounting period in the preceding fiscal year, certified by the Borrower's chief financial officer.

                  (e) Within forty-five (45) days after the end of each fiscal quarter, the statutory financial statements for each of the Insurance Subsidiaries as of the end of and for such period in reasonable detail, certified by the Borrower's chief financial officer.

                  (f) Not later than sixty (60) days after the end of each fiscal quarter a compliance certificate, signed by the Borrower's chief financial officer, in form acceptable to the Agent demonstrating compliance by the Borrower and any applicable Insurance Subsidiaries with the financial and other covenants in the loan documents as of the end of the immediately preceding fiscal quarter.

                  (g) Promptly upon becoming available, a copy of all reports, registration statements and other materials filed by the Borrower with the Securities and Exchange Commission.

                  (h) Such other information, reports and matters as the Agent may from time to time reasonably require.

         3.02 Financial Information. All financial information submitted by the Borrower hereunder shall be prepared in accordance with generally accepted accounting principles as in effect on the date of this Agreement on a basis consistently applied (except, however, that information as to Insurance Subsidiaries may be prepared in accordance with statutory accounting principles). The books of account shall disclose the information necessary for determining whether the Borrower has satisfied the financial covenants set forth in this Agreement.

         3.03 Taxes and Other Charges. The Borrower and the Subsidiaries, as applicable, will pay and discharge or cause to be paid and discharged all taxes, charges, liabilities or claims of any type at any time assessed against or incurred by the Borrower or any Subsidiary, or which could become a lien against the Borrower or any Subsidiary or any of their properties. Nothing in this subsection shall require the payment of any such sum if the Borrower promptly notifies the Agent and by appropriate proceedings contests the same in good faith and so long as the Borrower, if so requested by the Agent, creates a funded reserve equal to the amount so claimed or assessed.

         3.04 Insurance. The Borrower and its Subsidiaries will maintain adequate insurance with responsible insurers with coverage normally obtained by businesses similar to that of the Borrower or the Subsidiaries, but covering at least: (i) damage to physical property from fire and other hazards for the full insurable value of such property; (ii) liability on account of injury to persons;



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

and (iii) insurance against theft, forgery or embezzlement or other illegal acts of officers or employees in reasonable amounts. If requested by the Agent, the Borrower will provide the Agent, within ninety (90) days after the end of each of its fiscal years, a certificate of the Borrower specifying the types and amounts of insurance in force and the insurers of each risk covered by such insurance.

         3.05 Maintenance of Corporate Existence. The Borrower and its Subsidiaries will do or cause to be done all things necessary to preserve and keep in full force and effect their existence, franchises, rights and privileges as corporations under the laws of their states of incorporation and any other jurisdiction where, in the opinion of the Borrower's counsel, the Borrower or any of its Subsidiaries should be qualified to do business. Each will do or cause to be done all things necessary to preserve and keep in full force and effect its right to own property and to operate all aspects of its business in a manner not less favorable to it than those now in existence. Notwithstanding the foregoing, each Insurance Subsidiary shall be entitled to terminate its authority to do business, or allow its authority to do business to lapse, in one or more states so long as such terminations and lapses, on a combined basis as to each Insurance Subsidiary, will not have a material adverse effect on the business or prospects of the Insurance Subsidiary.

         3.06 Use of Proceeds. The funds borrowed under the Notes shall be used for the sole purpose of: (i) acquiring life and health insurance companies; (ii) acquiring blocks of life and health insurance business; and (iii) paying costs associated with such acquisitions.

         3.07 Executive Officers. The Borrower will use its reasonable efforts to cause its current chief executive officer and chief operating officer to remain engaged in the active management of the Borrower and to perform duties substantially similar to those presently performed by such officers. In the event of the retirement, termination or death of any such person, such person shall be replaced by a person having similar business experience and expertise.

         3.08 Notice of ERISA Requirements. As soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know that any material reportable event, accumulated funding deficiency, prohibited transaction, disqualification or termination (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended) with respect to any Plan has occurred, the Borrower shall furnish the Agent with the statement of the chief financial officer of the Borrower setting forth details as to such event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such event to the Pension Benefit Guaranty Corporation.



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

For purposes of this Agreement, "Plan" shall mean any employee benefit plan now or hereafter maintained in whole or in part for employees of the Borrower or its Subsidiaries which is subject to the provisions of Title IV of the Employee Retirement Income Security Act of 1974, as amended from time to time, or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986, as amended from time to time.

         3.09 Other Events. The Borrower shall promptly notify the Agent of any material default under or material violation of any material agreement, law or regulation to which the Borrower or any Subsidiary is a party or by which it is bound.

         3.10 Compliance with Laws. The Borrower and its Subsidiaries shall comply in all material respects at all times with all statutes, regulations, orders and judgments to which they, or any of them, are subject.

         3.11 Access. The Agent (by any of its officers, employees or agents) shall have the right, exercisable as frequently as the Agent reasonably determines to be appropriate (but in no event more than once per calendar year prior to the occurrence of an Event of Default), to inspect, audit and make extracts from all of the records, files and books of account of the Borrower or its Subsidiaries. All reasonable costs, fees and expenses incurred by the Agent, or for which the Agent has become obligated, in connection with any such inspection, audit and verification shall be payable by the Borrower to the Agent. The Borrower shall instruct its banking and other financial institutions to make available to the Agent such information and records as the Agent may request.

         3.12 Material Insurance Subsidiaries. The Borrower shall ensure that AHL, together with other wholly-owned direct Insurance Subsidiaries of the Borrower having a Best (as defined herein) rating that is not lower than A-, at all times account for not less than 75% of the Borrower's consolidated total assets and not less than 75% of the Borrower's consolidated stockholder's equity.

                                   ARTICLE IV
                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that neither it nor any Subsidiary will take any of the following actions from the date hereof:

         4.01 Liens. Neither the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of the assets of the Borrower or any Subsidiary now or hereafter owned, or enter into or suffer to exist any conditional sales contracts or other title retention agreements except for Permitted Liens. For purposes hereof, Permitted Liens shall mean:

                  (a) liens in favor of the Lenders securing the Indebtedness on a pro rata basis as to the Lenders;

                  (b) existing liens described on EXHIBIT "A" attached hereto (together with any replacement lien arising out of any extension, renewal or refinancing of any such lien provided that: (i) the indebtedness secured by each such replacement lien shall not exceed the indebtedness secured by the lien theretofore existing; and (ii) such replacement lien attaches only to the same property theretofore securing the indebtedness so extended, renewed or refinanced);

                  (c) liens on equipment to secure indebtedness permitted hereunder to finance the acquisition thereof;

                  (d) the lien of ad valorem and other taxes and assessments not yet due and payable;

                  (e) liens arising out of pledges, deposits, or other amounts owed under worker's compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation, or to secure payment of premiums for insurance purchased in the usual course of operations or in connection with self-insurance or to secure the performance of bids, tenders or trade contracts incurred in the ordinary course of operations and not in connection with the borrowing of money;

                  (f) deposits for indemnity bonds and other bonds required in the ordinary course of the Borrower's or any Subsidiary's business, and not in connection with borrowed money;

                  (g) inchoate materialmen's, suppliers', operators', mechanics', workmen's, repairmen's, employees', carriers', warehousemen's or attorneys' liens or other like statutory liens arising in the ordinary course of business and securing obligations (i) which are not delinquent or (ii) the amounts or validity of which are being contested in good faith as to which the Borrower has established appropriate funded reserves to the extent required by generally accepted accounting principles;

                  (h) deposits made by the Borrower or any Subsidiary in the ordinary course of business;

                  (i) liens of financial institutions arising in the ordinary process of collection of instruments; and



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

                  (j) statutory landlord's liens so long as amounts secured thereby are not past due by more than 30 days.

         4.02 Obligations.

                  (a) Neither the Borrower nor any Subsidiary is or will become directly or indirectly obligated in any way for any obligation for borrowed money except for Permitted Obligations. For purposes hereof, Permitted Obligations shall mean:

                           (i) working capital lines of credit incurred by the Borrower from time to time;

                           (ii) indebtedness incurred solely to finance the acquisition of equipment in the ordinary course of business so long as no Default or Event of Default has occurred and is continuing hereunder and so long as such indebtedness will not result in a default in the financial covenants hereunder: (aa) at the time such indebtedness is incurred after giving effect to such indebtedness; and (bb) on a projected basis based upon reasonable projections for the term of such indebtedness after giving effect to such indebtedness;

                           (iii) customer deposits in the ordinary course of
                  business;

                           (iv) obligations described on EXHIBIT "B" attached hereto;

                           (v) obligations subordinated to the Indebtedness pursuant to subordination agreements reasonably acceptable to the Lenders; and

                           (vi) obligations resulting from loans and advances permitted under Section 4.04 hereof.

                  (b) Neither the Borrower nor any Subsidiary shall without the Required Lenders' prior written consent: (i) guarantee or purchase any obligations of any other person or entity; (ii) enter into any credit support, financial maintenance, credit enhancement or similar arrangement in favor of any person or entity; or (iii) enter into any other transaction which is intended to assure performance of the obligations of any other person or entity. Notwithstanding the foregoing, the Borrower and each Insurance Subsidiary shall be entitled in the ordinary course of business to guarantee the performance of insurance obligations of the Insurance Subsidiaries.

         4.03 Merger; Consolidation; Sale of Substantial Assets. Neither the Borrower nor any Subsidiary will: (a) merge into, consolidate with, or sell or transfer all or a substantial part of its assets to, any other person or entity;
(b) sell or transfer any stock or equity interest in any Subsidiary to any other person or entity (except for transfers to the Borrower or any other wholly owned Subsidiary); (c) take any action which would reduce the ownership or voting interest of the Borrower and its Subsidiaries in any Subsidiary; or (d) pledge or encumber any stock of any Subsidiary. Notwithstanding the foregoing: (a) each of the Borrower and its Subsidiaries shall be entitled to sell or transfer assets to wholly owned Subsidiaries; and (b) each Subsidiary shall be entitled to merge into the Borrower or any other wholly owned Subsidiary so long as the Borrower owns, directly or indirectly, 100% of the capital stock of the Subsidiary surviving such merger.

         4.04 Loans, Investments and Acquisitions.

                  (a) Neither the Borrower nor any Subsidiary will purchase any stock, securities or evidence of indebtedness, or make or permit to exist any loans or advances to, or make any investment or acquire any interest in, any other corporation, partnership or other entity or person (except, however, that the Borrower and its Subsidiaries shall be entitled to make Permitted Acquisitions in accordance with the terms hereof). Neither the Borrower nor any Subsidiary shall, without the Required Lenders' prior written consent, enter into partnership or joint venture agreements with any other person or entity. Notwithstanding the foregoing: (i) the Borrower and its Subsidiaries shall be entitled to extend credit and make advances to wholly owned Subsidiaries in the ordinary course of business; and (ii) the Borrower and the Subsidiaries may invest in Eligible Securities. For purposes hereof, "Eligible Securities" shall mean: (i) with respect to any Insurance Subsidiaries, all investments permitted for investment purposes under any applicable laws and regulations governing investments by the Insurance Subsidiary; and (ii) with respect to the Borrower and all other Subsidiaries, all investments permitted for investment purposes under the Florida laws and regulations governing investments by life insurance companies domiciled in Florida. Notwithstanding the foregoing, all acquisitions described in subparagraph (b) below shall be subject to compliance with the terms of such subparagraph.

                  (b) The Borrower and its Subsidiaries shall be entitled to acquire businesses (including, without limitation, blocks or books of insurance business) through stock acquisitions, asset purchases or mergers upon satisfaction of the following conditions:

                           (i) Each such acquisition shall be made on arms
                  length terms. The Borrower or one of its Subsidiaries shall, after consummation of the acquisition, own and control more than 80% of the outstanding equity and voting rights in any corporation, partnership or other entity acquired by the Borrower or any such Subsidiary in connection with the acquisition.

                           (ii) Except as otherwise required in subparagraph (c)
                  below, the Borrower shall have given each of the Lenders not less than fourteen days prior notice of each acquisition. The notice shall include: (aa) the name of the company or business to be acquired (or, as applicable, the name of any company or entity selling assets to the Borrower or any Subsidiary); (bb) financial statements for such company or business as of and for the end of its two most recent fiscal years and as of and for the end of its most recent fiscal quarter; and (cc) any projections provided to the Borrower or used by the Borrower for the company or business to be acquired in connection with the acquisition. The Borrower shall thereafter provide each Lender such additional information concerning the acquisition as any Lender may reasonably request.

                           (iii) The Borrower shall have prior to the
                  consummation of the acquisition provided the Lenders with a certificate executed by the Borrower's chief financial officer demonstrating that the acquisition will not result in a default under the financial or other covenants hereunder: (aa) at the time such acquisition is consummated after giving effect to such acquisition; and (bb) on a projected basis based upon reasonable projections after giving effect to such acquisition.

                           (iv) Except as provided in subparagraph (c) below,
                  the Required Lenders shall not have, within fourteen days after the Borrower has given the notice described in subparagraph (ii) above, notified the Borrower that they object to the acquisition.

                  (c) The Borrower shall be entitled to consummate any Minor Acquisition (as defined herein) without compliance with the provisions of the foregoing subparagraphs (ii) and (iv) of subparagraph (b) above so long as not later than fourteen days after the date that the Minor Acquisition is consummated:

                           (i) The Borrower has provided each of the Lenders
                  with a notice showing: (aa) the name of the company or business to be acquired (or, as applicable, the name of any company or entity selling assets to the Borrower or any Subsidiary); (bb) financial statements for such company or business as of and for the end of its two most recent fiscal years and as of and for the end of its most recent fiscal quarter; and (cc) any projections provided to the Borrower or used by the Borrower for the company or business to be acquired in connection with the acquisition; and

                           (ii) The Borrower is not then in default with respect
                  to its obligation to provide the foregoing information, or any other information reasonably requested by any Lender, for prior Minor Acquisitions.

                  (d) For purposes of this Agreement, the following terms shall have the following meanings:

                           (i) "Minor Acquisition" shall mean any acquisition by
                  the Borrower or any Subsidiary of any business (including, without limitation, blocks or books of insurance business) through stock acquisitions, asset purchases or mergers that would result in an increase in the Borrower's total assets or total liabilities, determined on a consolidated basis in accordance with generally accepted accounting principles, in excess of $10,000,000.

                           (ii) "Permitted Acquisition" shall mean any
                  acquisition made in accordance with the foregoing subparagraphs (b) and (c).

         4.05 Nature of Business. Neither the Borrower nor any Subsidiary will engage in any business if, as a result, the general nature of the business in which it would then be engaged would be substantially changed from the general nature of the business engaged in by it on the date of this Agreement.

         4.06 Pension Plan Funding Deficiency. Neither the Borrower nor any Subsidiary shall incur or suffer to exist any material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974 or incur any material liability to the Pension Benefit Guaranty Corporation (or any successor) established thereunder in connection with any Plan now or hereafter maintained by any of them.

         4.07 Subsidiary Stock. In no event will the Borrower or any Subsidiaries sell, transfer, assign or encumber the stock of any Subsidiary (except for transfers to the Borrower and to wholly owned Subsidiaries of the Borrower).

         4.08 Financial Covenants. The Borrower and its Subsidiaries shall comply at all times with the following financial covenants.

                  (a) The Borrower shall comply at all times with the following cash flow requirements:

                           (i) The Borrower's Pre-Dividend Cash Flow Coverage
                  Ratio (as defined herein) as of the first day of each of the Borrower's fiscal quarters (each, a "calculation date") shall not be less than 1.25 to 1. The Pre-Dividend Cash Flow Coverage Ratio shall mean the Borrower's Adjusted Pre-Dividend Earnings (as defined herein) as of each calculation date divided by its Adjusted Expenses (as defined herein) as of each such date. For purposes hereof, the term "Rolling Four Quarter Period" shall mean the four fiscal quarters immediately preceding each calculation date.

                           (ii) The Borrower's Post-Dividend Cash Flow Coverage
                  Ratio (as defined herein) as of each calculation date shall not be less than 1.1 to 1. The Post-Dividend Cash Flow Coverage Ratio shall mean the Borrower's Adjusted Post-Dividend Earnings (as defined herein) as of each calculation date divided by its Adjusted Expenses (as defined herein) as of each such date.

                           (iii) For purposes hereof, the following terms shall
                  have the following meanings:

                                    (aa) "Adjusted Pre-Dividend Earnings" as of
                  each calculation date shall mean: (1) the maximum dividend amount that could be paid to the Borrower by its Subsidiaries during the Applicable Fiscal Year (as defined herein) without prior regulatory approval; plus (2) management, administrative and similar fees paid to the Borrower by its Subsidiaries and other affiliates during the applicable Rolling Four Quarter Period; less (3) preferred stock dividends paid by the Borrower to its shareholders during the applicable Rolling Four Quarter Period.

                                    (bb) "Adjusted Post-Dividend Earnings" as of
                  each calculation date shall mean: (1) the maximum dividend amount that could be paid to the Borrower by its Subsidiaries during the Applicable Fiscal Year (as defined herein) without prior regulatory approval; plus (2) management, administrative and similar fees paid to the Borrower by its Subsidiaries and other affiliates during the applicable Rolling Four Quarter Period; less (3) all dividends paid by the Borrower to its shareholders during the applicable Rolling Four Quarter Period.

                               (cc) "Adjusted Expenses" as of each calculation
                  date shall mean: (1) all interest paid or payable by the

                  Borrower during the applicable Rolling Four Quarter Period (excluding interest related to the Borrower's arbitrage debt); plus (2) the Borrower's current maturities of long-term debt during the applicable Rolling Four Quarter Period; plus (3) all amounts paid or payable by the Borrower under capital leases during the applicable Rolling Four Quarter Period.

                               (dd) "Applicable Fiscal Year" shall mean the
                  fiscal year of the Borrower in which each applicable calculation date occurs.

                  (b) The Borrower's Leverage Ratio shall not at any time exceed
         0.4 to 1. The "Leverage Ratio" shall be the Borrower's consolidated funded debt divided by its consolidated funded debt plus consolidated stockholders equity. Consolidated funded debt and consolidated stockholders equity shall be calculated in accordance with generally accepted accounting principles (other than FASB 115 pertaining to unrealized gains and losses) on a basis consistently applied.

         4.09 AHL Financial Covenants. The Borrower shall ensure that AHL shall comply at all times with the following financial covenants.

                  (a) AHL's consolidated capital and surplus (including asset valuation reserves and interest maintenance reserves) (the "Statutory Capital Base") shall at no time be less than the Minimum Amount in effect from time to time. The Minimum Amount shall initially be $141,557,610. The "Minimum Amount" shall be adjusted on January 1, 1998 and on each January 1 thereafter, and shall equal an amount that is $10,000,000 less than the Statutory Capital Base as of the end of AHL's immediately preceding fiscal year. The Statutory Capital Base shall be calculated for AHL on a consolidated basis in accordance with applicable statutory accounting principles.

                  (b) AHL's ratio of authorized control risk based capital to its total adjusted capital shall, at no time, exceed 0.3 to 1. The ratio shall be calculated in accordance with applicable statutory accounting principles.

         4.10 Projected Financial Covenants. The Borrower's Projected Pre-Dividend Cash Flow Coverage Ratio, calculated as of February 1, 2000, shall not be less than 1.25 to 1, and the Borrower's Projected Post-Dividend Cash Flow Coverage Ratio, calculated as of February 1, 2000, shall not be less than 1.1 to
1. The Projected Pre-Dividend Cash Flow Coverage Ratio shall mean the Borrower's Pre-Dividend Cash Flow Coverage Ratio, as defined in Section 4.08 hereof, calculated on a projected basis in accordance with reasonable assumptions established by the Borrower and approved by the Required Lenders for the one-year period ending on December 31,

2000. The Projected Post-Dividend Cash Flow Coverage Ratio shall mean the Borrower's Post-Dividend Cash Flow Coverage Ratio, as defined in Section 4.08 hereof, calculated on a projected basis in accordance with reasonable assumptions established by the Borrower and approved by the Required Lenders for the one-year period ending on December 31, 2000. The Borrower shall calculate the Projected Pre-Dividend Cash Flow Coverage Ratio and the Projected Post-Dividend Cash Flow Coverage Ratio, and the Borrower shall provide a copy of such calculations, together with the assumptions therefor (which shall be consistent with the assumptions established in accordance with the immediately preceding sentences), to the Lenders on or before February 1, 2000. The Borrower shall on February 1, 2000, make a mandatory prepayment of all principal, accrued and unpaid interest and other amounts then outstanding under the Notes if: (a) the Borrower has not provided the Projected Pre-Dividend Cash Flow Coverage Ratio or the Projected Post-Dividend Cash Flow Coverage Ratio in accordance with the terms hereof on or before February 1, 2000; (b) the Required Lenders and the Borrower have not agreed on the assumptions for such ratios on or before February 1, 2000; (c) the Projected Pre-Dividend Cash Flow Coverage Ratio as of February 1, 2000 is less than 1.25 to 1; or (d) the Projected Post-Dividend Cash Flow Coverage Ratio as of February 1, 2000 is less than 1.1 to 1.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants, and so long as this Agreement is in effect or any part of the Indebtedness remains unpaid, shall continue to represent and warrant at all times, that:

         5.01 The Borrower and Subsidiaries. The Borrower and the Subsidiaries are corporations duly incorporated and validly existing under and by virtue of their respective states of incorporation. Each is duly licensed and qualified in all other states and jurisdictions wherein the nature of the business transacted by it (in the opinion of its counsel) makes such licensing or qualification as a foreign corporation necessary, if any. Each of the Borrower and its Subsidiaries holds in full force and effect all permits, licenses and franchises necessary for it to carry out its operations in conformity with all applicable laws and regulations.

         5.02 Authorization, Conflicts and Validity. The execution and delivery of this Agreement and each of the other Loan Documents to which the Borrower is or will be a party and the performance by the Borrower of all of its obligations thereunder: (a) have been duly authorized by all requisite corporate action; (b) will not violate or be in conflict with (i) any provision of applicable law (including, without limitation, any applicable usury or similar law); (ii) any order, rule or regulation of any court or other governmental authority; (iii) any provision of its certificate of incorporation or bylaws, including any amendments thereto, or any resolution with continuing effect adopted by its Board of Directors or shareholders; or
(iv) any provision of any shareholders' agreement or trust respecting securities of its issue or related rights; (c) will not violate, be in conflict with, result in a breach of or constitute a default (with or without the giving of notice or the passage of time or both) under any material instrument, indenture, agreement or other obligation to which it is a party or by which it or any of its assets and properties is or may be bound or subject; and (d) except as specifically contemplated by this Agreement or any other Loan Documents, will not result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of its assets and properties. The Loan Documents to which the Borrower is or will be a party when executed and delivered will be legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and provisions.

         5.03 Consents. No consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the shareholders of the Borrower) is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by the Borrower of this Agreement or any other Loan Document to which it is or will be a party, or the legality, validity, binding effect or enforceability of any of the respective representations, warranties, covenants and other terms and provisions thereof. Each franchise, license, certificate, authorization, approval or consent from any governmental authority material to the present conduct of the business and operations of the Borrower or its Subsidiaries, or required for the acquisition, ownership, improvement, operation or maintenance by it of any material portion of the assets and properties it now owns, operates or maintains, has been obtained and validly granted, is in full force and effect and constitutes valid and sufficient authorization therefor. Notwithstanding the foregoing, each Insurance Subsidiary shall be entitled to terminate its authority to do business, or allow its authority to do business to lapse, in one or more states so long as such terminations and lapses, on a combined basis as to each Insurance Subsidiary, will not have a material adverse effect on the business or prospects of the Insurance Subsidiary.

         5.04 Financial Statements. The Borrower has heretofore made available to the Lenders financial statements as of and for the fiscal year ending December 31, 1995 and the fiscal quarter ending on September 30, 1996. Those financial statements fairly present the financial condition of the Borrower and the Subsidiaries and the results of their operations as of the dates thereof. Those financial statements have been prepared in accordance with generally accepted accounting principles (or, as the case may be, statutory accounting principles) consistently applied throughout the periods involved, except for changes, if any, stated in the related accountants' reports.

         5.05 Changes in Financial Condition. Since September 30, 1996, there has been no material adverse change in the assets or the financial condition of the Borrower or its Subsidiaries from that set forth or reflected in the financial statements as of that date. The Borrower and its Subsidiaries are current in the payment of all of their debts and performance of all of their obligations.

         5.06 Legal or Administrative Proceedings. There are no material actions, suits, investigations or proceedings by any person or entity pending or, to the Borrower's best knowledge, threatened against the Borrower or any Subsidiary or to which they are a party involving the possibility of any judgment or liability not fully covered by insurance or by adequate reserves set up on the books of the Borrower or the Subsidiaries (other than actions, suits, investigations or proceedings that would not have a material adverse effect on the financial condition of the Borrower or its Subsidiaries if a decision were rendered against the Borrower or any Subsidiary therein).

         5.07 Assets. The Borrower and the Subsidiaries have good, marketable title to all of their assets reflected in the financial statements dated September 30, 1996, and such assets are free and clear of all liens, charges and encumbrances except as shown on those financial statements.

         5.08 Losses. Since the date of the financial statements already delivered to the Lenders, no material loss, damage, destruction or taking of any of the physical properties (excluding securities and investment losses) of the Borrower or any of its Subsidiaries has occurred which has not been fully restored or replaced, or which is not fully covered by insurance (subject to applicable deductible amounts), and neither the property nor business has been adversely affected in any substantial way as the result of any accident, strike, lockout, combination of workmen, embargo, riot, war, act of God or public enemy. Neither the Borrower, any Subsidiary nor any of their officers are aware of any material adverse fact or likelihood concerning the conditions or future prospects of the Borrower or any Subsidiary which has not been fully disclosed in writing to the Lenders.

         5.09 Corporate Restrictions. Neither the Borrower nor any Subsidiary is a party to any contract or subject to any charter or other corporate restriction which would materially and adversely affect its property or business, or its ability to perform its obligations under the Loan Documents.

         5.10 Taxes. The Borrower and the Subsidiaries have filed all federal and state tax returns which are required to be filed, and have paid all taxes as shown on the returns and on all assessments received by them to the extent that the taxes have become due. Proper and accurate amounts have been withheld by the Borrower and its Subsidiaries from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies.

         5.11 Default. There exists as of the date hereof no Default or Event of Default.

         5.12 Other Representations. All warranties and representations of the Borrower and the Subsidiaries contained in any of the Loan Documents are true and accurate.

         5.13 Purpose of the Borrower. None of the proceeds of the loan by the Lenders to the Borrower will be used for the purpose of purchasing or carrying any margin security (within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin security or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U, as now in effect or as it may hereafter be amended. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any Loan Document to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be amended.

         5.14 Payment of Loan Proceeds. The Agent is authorized to disburse all proceeds of any loan to the Borrower hereunder directly to or upon the order of the chief financial officer of the Borrower without looking into the use of those proceeds. The Chief Financial Officer of the Borrower as of the date hereof is C. Richard Morehead. The Agent may rely on the fact that he continues to serve in that capacity until the Agent receive written notice to the contrary.

         5.15 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         5.16 Stock Ownership and Subsidiaries. The Borrower owns no Subsidiaries other than those Subsidiaries listed on EXHIBIT "C" attached hereto. The Borrower owns 100% of the outstanding common stock of such Subsidiaries. No person or entity holds or is entitled to obtain any other equity interest in the Subsidiaries.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

         6.01 Events of Default. Each of the following events shall constitute an "Event of Default" hereunder:

                  (a) if the Borrower defaults in the payment of any principal, interest or other amount under any Note when the same shall become due, either by the terms thereof or otherwise as provided herein; or

                  (b) if the Borrower or any Subsidiary defaults: (i) in any payment of principal of or interest on any other obligation (excluding trade payables incurred in the ordinary course of business) beyond any period of grace provided with respect thereto or (ii) in the performance or observance of any other agreement, term, or condition contained in any agreement under which any such obligation is created if the effect of such default is to cause, or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity, except for obligations disputed in good faith if the Lender is promptly notified thereof and, if requested by the Lender (or any of them), funded reserves are established in amounts which, in the Required Lenders' opinion, are sufficient to pay the total amount in dispute; or

                  (c) if any statement, representation or warranty made by the Borrower or any Subsidiary herein or in any writing now or hereafter furnished in connection with or pursuant to the Loan Documents or in connection with any audit shall be false in any material respect; or if the Borrower or any Subsidiary omits or fails to disclose immediately any substantial contingent or liquidated liabilities, or any material adverse change in facts previously disclosed by any statement, representation, certificate or warranty to the Agent or the Lenders; or

                  (d) if the Borrower or any Subsidiary defaults in the performance or observance of any other agreement, covenant, term or condition contained herein or in any other Loan Document and such default shall not have been remedied within 30 days after written notice thereof is sent by the Agent to the Borrower except, however, that an Event of Default shall not be deemed to have occurred if the Borrower commences to cure such default within such 30-day period and the Borrower completes such cure within 60 days after such notice; or


                  (e) if the Borrower or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as they become due; or

              (f) if any order, judgment or decree is entered under the bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction adjudicating the Borrower or any Subsidiary, bankrupt or insolvent; or

              (g) if the Borrower or any Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of a trustee, receiver, custodian, liquidator, or similar official, of the Borrower or any Subsidiary, or of any substantial part of the assets of the Borrower or any Subsidiary, or commences a voluntary case under the Bankruptcy Code of the United States or any proceedings relating to the Borrower or any Subsidiary, under the bankruptcy, insolvency, or moratorium law of any other jurisdiction, whether now or hereafter in effect; or

              (h) if any such petition or application is filed, or any such proceedings are commenced, against any Borrower or any Subsidiary if the Borrower or any Subsidiary by any act indicates its approval thereof, consent thereto, or acquiescence therein, or an order is entered in an involuntary case under the Bankruptcy Code of the United States, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator, or similar official, or approving the petition in any proceedings, and such order remains unstayed and in effect for more than 60 days; or

              (i) if any order is entered in any proceedings against the Borrower or any Subsidiary decreeing the dissolution or split-up of the Borrower or any Subsidiary; or

              (j) if AHL is not rated by A. M. Best ("Best"); or

              (k) if AHL is rated by Best below a rating of A-.

         6.02 Default. A "Default" shall be deemed to have occurred hereunder if any event or condition occurs which would constitute an Event of Default hereunder upon the satisfaction of any requirement for notice or passage of time in connection with such event or condition.

         6.03 Remedies. If any Default shall occur, any obligation of the Lenders to make advances hereunder or under any Loan Document shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the Agent may by notice to the Borrower, effective upon dispatch, declare the entire unpaid principal amount then outstanding under the Loan Documents, all interest accrued and unpaid under the Loan Documents and all other Indebtedness of the Borrower to the Lenders under this Agreement or any of the other Loan Documents to be forthwith due and payable. Thereupon, the then outstanding principal amount under the Loan

Documents, all such accrued interest and all such other Indebtedness shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and the Agent, on behalf of the Lenders (or any of them) may immediately enforce payment of all such amounts and exercise any or all of the rights and remedies of the Agent and the Lenders under this Agreement and other Loan Documents, including without limitation the right to resort to any or all collateral securing any obligations under the Loan Documents and exercise any or all of the rights of a secured party pursuant to the Uniform Commercial Code of Florida and other applicable similar statutes in other jurisdictions.

         6.04 Termination of Rights to Advances; Automatic Acceleration. Notwithstanding anything herein to the contrary, (a) the Borrower's right, if any, to obtain any additional advances under the Loan Documents shall automatically terminate upon the initiation against the Borrower or any Subsidiary of any proceeding under the Federal Bankruptcy Code, or upon the occurrence of any Event of Default described in subparagraphs (e), (f), (g),
(h), or (i) of Section 6.01, and (b) all Indebtedness shall automatically be and become immediately due and payable upon the occurrence of any Event of Default described in subparagraphs (f), (g), or (h) of Section 6.01.

                                   ARTICLE VII
                      RELATIONS AMONG LENDERS AND THE AGENT

         7.01 Representations of the Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender has actively engaged in the negotiation of all of the terms of this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, the Notes and the other Loan Documents. The Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to the Borrower, whether coming into its possession prior to the closing or at any time thereafter, or to notify any Lender of any Default or Event of Default except as provided herein. This Agreement and all instruments or documents delivered in connection with this Agreement have been reviewed and approved by legal counsel for each Lender, and the Lenders have not relied on the Agent or its counsel as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

         7.02  Appointment of Agent and Authorization.

                  (a) Each Lender hereby irrevocably appoints and authorizes the Agent, and the Agent hereby accepts such appointment and authorization, as an independent contractor, to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes and the other Loan Documents as are delegated to it as agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Except as expressly provided otherwise by the terms of this Agreement, the Notes or the other Loan Documents, the Agent shall not be required to exercise any discretion or to take any action, but shall be required to act or to refrain from acting (and shall be fully indemnified and held harmless by the Lenders in so acting or refraining from acting) upon the instructions of the Lenders (the "Required Lenders") holding, on a combined basis, more than two-thirds of the Commitment Amount or such greater fraction of the Lenders as is provided herein. Any such instructions shall be binding upon the Lenders and all holders of the Notes.

                  (b) Except upon the joint written instructions of all of the Lenders or as otherwise specifically set forth herein, the Agent shall not on behalf of the Lenders: (i) modify, extend, renew or waive the interest rate or payment terms under the Notes (whether such payment terms are set forth in the applicable Note, this Agreement or otherwise); (ii) modify the Commitment Amount or any Lender's Percentage thereof; or (iii) release the Borrower from any obligations under any Note. In addition, no Lender shall take any of the foregoing actions for its own account except with the prior consent of all Lenders.

                  (c) Except as otherwise provided in the foregoing subparagraph
         (b), the Agent shall be entitled to take any of the following actions on behalf of the Lenders upon the joint instructions of the Required
         Lenders: (i) waive the Borrower's compliance with any of the terms set forth herein or in any other Loan Documents; (ii) consent to any action by the Borrower; and (iii) enforce any rights of the Lenders under the Loan Documents. The Agent shall not take any of the foregoing actions on behalf of the Lenders unless the Agent has first obtained the written consent of the Required Lenders (except as otherwise provided in the foregoing subparagraph (b)).

                  (d) No Lender shall declare a default or otherwise accelerate any Indebtedness pursuant to any other provision of any Loan Document unless such declaration or acceleration shall have been approved in writing delivered to the Agent by the Required Lenders.

         7.03 Reliance on Documents and Experts; Duties; Standards of Care.

                  (a) The Agent shall be entitled to rely, without liability, upon any note, notice, consent, certificate, affidavit, letter, telegram, facsimile transmission, teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons and, in respect of legal matters, upon the opinion of counsel selected by the Agent (which counsel may also serve as counsel for the Borrower or any of its affiliates). The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any person, firm or corporation who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any note or notes issued in exchange therefor.

                  (b) Neither the Agent nor any of its directors, officers, agents or employees shall be liable to any Lender for any action taken or omitted to be taken by it or by such directors, officers, agents or employees under or in connection with this Agreement, the Notes or the other Loan Documents, except for its or their own gross negligence or willful misconduct. The Agent may consult with legal counsel (including, without limitation, counsel for the Borrower or any of its affiliates), independent public accountants (including, without limitation, accountants for the Borrower or any of its affiliates) and other experts selected by it and shall not be liable to any Lender for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts. The Agent: (i) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement, the Notes and the other Loan Documents; (ii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Notes or the other Loan Documents on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iii) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Notes and the other Loan Documents, any other instrument or document furnished pursuant thereto; and (iv) shall have no duty to forward any financial statements or other information to the Lenders. Each Lender shall be responsible for obtaining and reviewing all such certificates, financial statements and other information as it deems appropriate (without any reliance on the Agent or any other Lender to provide such information) to determine whether the Borrower is entitled to advances hereunder or whether a Default or Event of Default has occurred hereunder. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents. The duties of the Agent shall be administrative in nature, and the Agent shall not have by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship to or with any Lender, except with respect to the receipt of payments made under or in respect of the Notes. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations with respect to this Agreement or any other Loan Document except as expressly set forth herein or therein.

                  (c) The Agent shall be entitled to disburse advances under the Line of Credit upon the Agent's receipt of a request for advance required herein. The Agent shall be entitled to make the advance, and shall have no liability to any Lender as a result of such advance, whether or not: (i) a Default or Event of Default has occurred (unless the Agent has knowledge, or is deemed pursuant to Section 7.06 hereof to have knowledge, of such Default or Event of Default and has not notified the Lenders thereof as required by Section 7.06 hereof); or
         (ii) the Borrower is entitled to the advance (unless the Agent has actual knowledge that the Borrower is not so entitled).

                  (d) The Agent shall in the performance of its duties hereunder exercise such care, diligence and reasonable efforts as the Agent would use in connection with loans funded under the Agent's own lines of credit.

         7.04 Right to Indemnity. Except for actions expressly required of the Agent hereunder, the Agent shall be fully justified in failing or refusing to take any action hereunder, including without limitation, actions at the request of the Required Lenders or all of the Lenders under Section 7.02 hereof, unless it shall first be indemnified to its satisfaction by the Required Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Any such indemnification by the Required Lenders shall be binding upon all Lenders in accordance with each Lender's Percentage of the Commitment Amount. Upon receipt of such indemnification, the Agent shall be required to take the action so authorized unless: (a) the Agent reasonably believes that such action is illegal or is in violation of the Loan Documents; and (b) the Agent notifies the Lenders in writing of the reasons for its refusal to act within three (3) business days after its receipt of request to take action.

         7.05 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower within 30 days after the Agent has demanded reimbursement from the Borrower unless such demand is prohibited or restricted by applicable bankruptcy or insolvency laws) ratably according to each Lender's Percentage of the Commitment Amount, as set forth herein, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed upon, incurred by or asserted against the Agent relating to, arising out of or in connection with: (a) the Loan Documents or any action taken or omitted by the Agent under or in connection with any Loan Document; (b) the Agent's performance of duties hereunder or under any other Loan Documents; or (c) the Agent's enforcement of rights under the Notes or any other Loan Document. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, administration, or enforcement of, or the preservation of any rights under, the Notes or documents securing the same, to the extent that the Agent is not promptly reimbursed for such expenses by the Borrower or otherwise.

         7.06 Events of Default. If a Default or Event of Default occurs, any Lender having actual knowledge of such event shall give the Agent written notice specifying such Default, Event of Default or other event and expressly stating that such notice is a "notice of default." The Agent shall not be deemed to have knowledge of such events unless the Agent has received such notice, or unless the Agent has actual notice of such Event of Default or other event in its capacity as one of the Lenders. If the Agent receives such a notice of the occurrence of a Default or Event of Default or has actual knowledge thereof, the Agent shall give written notice thereof to the Lenders immediately, and in any event not later than the next business day after the Agent acquires such notice or knowledge. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed in writing by the Required Lenders. However, unless and until the Agent shall have received such directions, the Agent may, subject to Section 7.02 hereof, take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, provided that it shall not incur expenses in excess of $50,000 without the concurrence of the Required Lenders.

         7.07 Agreement as to Right of Setoff; Sharing of Losses. So long as any
Note is outstanding, each Lender agrees that if it exercises any right of setoff of balances of the Borrower, such Lender will apply the same to the payment of the Notes on a pro rata basis in accordance with each Lender's Percentage of the Commitment Amounts to the fullest extent possible prior to the application of the same to any other indebtedness of the Borrower to such Lender. If any Lender has payment made to it on any Note, whether by setoff or otherwise, in a greater proportion than payments made on Notes held by any other Lender, the Lender so receiving such greater proportionate payment agrees to purchase a portion of the Notes held by the other Lenders so that after such purchase each Lender will hold an unpaid balance of Notes bearing the same proportion to the then outstanding aggregate principal amount of the Notes as such Lender's Commitment Amount bears to the sum of the Lenders' total Commitment Amounts. However, if any amount so received by any Lender in payment of Notes held by it shall be, as a result of the reversal of such payment (whether by court order or voluntary action on the part of such Lender), returned to the Borrower or paid as directed by such court order by such Lender, then the other Lenders which shall have theretofore received their respective shares of any such payment pursuant to this Section shall, upon demand, promptly repay, without interest, the amount of such share to such Lender, or, if the Lender receiving such payment shall not have made the purchases provided for in this Section prior to such reversal, the other Lenders shall have no further rights under this Section in respect of such amount. Except as provided in this Article, no Lender shall be responsible to any other Lender for losses or claims which such Lender may incur in connection with the transactions contemplated by this Agreement. Nothing set forth herein or otherwise shall impair the right of any Lender to extend credit to the Borrower or any Subsidiary, in addition to the credit contemplated in this Agreement, so long as such additional credit is permitted in Section 4.02 hereof. Nothing set forth herein shall obligate any Lender to share payments received in connection with such other credit facilities with any other Lender.

         7.08 Agent and Affiliates. With respect to its commitment and the Note issued to it, the Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same rights and powers under this Agreement as any other Lender as though it were not the Agent. The term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include the Agent in its individual capacity. The Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and its affiliates, and any person who may do business with or own securities of the Borrower or any of its affiliates.

         7.09 Successor Agent.

              (a) The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the Agent's giving notice of resignation, then the Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent, and the resigning Agent shall be discharged from its duties and obligations under this Agreement. The Agent's resignation shall not become effective until a successor Agent has been appointed.

                  (b) From and after the appointment of any successor Agent, the term "Agent" as used herein, shall mean the successor so appointed unless the context otherwise requires. After any Agent's resignation hereunder as agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.01 Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, and save the Agent and the Lenders harmless against liability for the payment of, all out-of-pocket expenses arising in connection with this transaction (including any renewals or modifications relating hereto), including any state documentary stamp taxes or other taxes (including interest and penalties, if any) which may be determined to be payable in respect to the execution and delivery of any Loan Documents executed in connection with this Agreement or any such renewal or modification, and the fees and expenses of the Lenders' counsel and the Agent's counsel. The Borrower acknowledges that it has participated with the Lenders in establishing the structure of this transaction and that it has independently determined the amount of documentary stamp and other taxes due in connection herewith. The Borrower has not relied upon representations of the Agent or the Lenders or their counsel in calculating the amount of such taxes, and the Borrower shall be liable for any additional taxes (including interest and penalties) which may be due in connection with this transaction or any renewals hereof. If an Event of Default shall occur, the Borrower shall also pay all of the Agent's and the Lenders' costs of collection including employee travel expenses, court costs and fees of attorneys and legal assistants (whether incurred in connection with trial or appellate proceedings).

         8.02 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Borrower in connection herewith shall survive the execution and delivery of the Loan Documents.

         8.03 Successors and Assigns. All covenants and agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The Borrower shall not be entitled to assign its rights hereunder. The Lenders (or any of them) may, without the Borrower's consent, assign all or part of its rights hereunder or grant participations therein. The Lenders (or any of them) may disclose to any such assignee or participant such information concerning the Borrower and the Subsidiaries as such Lenders deem appropriate.

         8.04 Notices. All communications, notices or demands provided for hereunder or under any other Loan Document to which the Borrower is a party shall be sent by courier or by hand as follows or to such other address with respect to any party as such party shall notify the others in writing:

         To the Lenders:      Barnett Bank, N.A.
                              50 North Laura Street
                              Jacksonville, Florida 32202
                              Attn: Corporate Banking Group

                              SouthTrust Bank of Alabama,
                              National Association
                              150 2nd Avenue North, Suite 470
                              St. Petersburg, Florida 33701
                              Attn: Corporate Banking

                              SunTrust Bank, North Florida, N.A.
                              200 West Forsyth Street
                              Jacksonville, Florida 32202
                              Attn: Corporate Banking

         To the Borrower:     American Heritage Life Investment
                              Corporation
                              1776 American Heritage Life Drive
                              Jacksonville, Florida 32224
                              Attn: Chief Financial Officer

         To the Agent:        Barnett Bank, N.A.
                              50 North Laura Street
                              Jacksonville, Florida 32202
                              Attn: Corporate Banking Group

Except as otherwise specifically set forth herein, each such communication, notice or demand shall be deemed given when actually delivered to the appropriate address if sent by courier or by hand.

         8.05 Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

         8.06 Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

         8.07 Counterparts. This Agreement may be executed simul taneously in several counterparts. Each counterpart shall be deemed an original.

         8.08 Remedies Cumulative. All rights and remedies of the Lenders hereunder are cumulative and in addition to any rights and remedies which the Lenders may have under the laws of Florida. The Lenders' exercise of any one right or remedy against one party hereto will not deprive the Lenders of any right or remedy against that party or any other parties hereto. No right, power or remedy conferred upon or reserved to the Lenders under this Agreement or any other of the Loan Documents is exclusive of any other right, power or remedy in any of the Loan Documents, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any other Loan Documents, or now or hereafter existing at law, in equity or by statute.

         8.09 Delay or Omission. No delay or omission of the Agent or the Lenders to exercise any right, power or remedy under any of the Loan Documents or accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to the Agent and the Lenders under any of the Loan Documents may be exercised from time to time and as often as may be deemed expedient by the Agent or the Lenders (or any of them).

         8.10 No Waiver of One Default to Affect Another. No waiver of any Default or Event of Default hereunder shall extend to or affect any subsequent Default or Event of Default or any other Default or Event of Default then existing, or impair any rights, powers or remedies consequent thereon.

         8.11 Changes. No term of any Loan Document may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         8.12 Severability. If any portion of any Loan Document is declared void by any court as illegal or against public policy, the remainder of the Loan Documents in question shall continue in full effect.

         8.13 Lost or Damaged Note. Upon receipt by the Borrower of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Note (the "Lost Note") and of an indemnity agreement reasonably satisfactory to the Borrower, the Borrower will make and deliver to the Lenders, or any of them, a new Note of like tenor, date and principal amount in lieu of the Lost Note.

         8.14 Survival of Obligations Upon Termination of Financing Arrangement. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of the financing under this Agreement shall in any way affect or impair the obligations, duties, and liabilities of the Borrower or the rights of the Agent and the Lenders relating to any transaction or event occurring prior to such termination. All undertakings, agreements, indemnifications, covenants, warranties and representations contained in the Loan Documents shall survive such termination or cancellation. This Agreement supersedes and replaces any commitment letter relating to the Indebtedness.

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

                                     AMERICAN HERITAGE LIFE INVESTMENT
                                     CORPORATION


                                     By:/s/ T. O. Douglas
                                        ----------------------------------

                                       Its: Chairman & CEO
                                           -------------------------------


                                     By:/s/ C. R. Morehead
                                        ----------------------------------

                                       Its: Executive Vice President & CFO
                                           -------------------------------


                                     BARNETT BANK, N.A.,
                                     as agent


                                     By:/s/ Susan S. Delgado
                                        ----------------------------------

                                       Its: Vice President
                                           -------------------------------



                                     BARNETT BANK, N.A.


                                     By:/s/ Susan S. Delgado
                                        ----------------------------------

                                       Its: Vice President
                                           -------------------------------

                                     SOUTHTRUST BANK OF ALABAMA,
                                          NATIONAL ASSOCIATION


                                     By:
                                        ----------------------------------

                                       Its:
                                           -------------------------------



                                     SUNTRUST BANK, NORTH FLORIDA, N.A.


                                     By:
                                        ----------------------------------

                                       Its:
                                           -------------------------------




STATE OF GEORGIA
COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered to the Lenders, or to the agent for the Lenders, before me this 21st day of February, 1997, by Charles Morehead and Thomas O. Douglas, the Executive Vice President and Chairman, respectively, of American Heritage Life Investment Corporation, on behalf of the corporation, in Camden County, Georgia.


                                      /s/ V. Thomas Fountain
                                      ------------------------------------
                                      Notary Public, State and County
                                        Aforesaid

                                      My Commission Expires: Jan. 16, 2000

                                                        (Notary Seal)

                                 PROMISSORY NOTE


$40,000,000.00                                                 February 21, 1997
                                                          Camden County, Georgia


         FOR VALUE RECEIVED, the undersigned, AMERICAN HERITAGE LIFE INVESTMENT CORPORATION (the "Borrower"), hereby promises to pay to the order of BARNETT BANK, N.A. (the "Lender"), whose address is 50 North Laura Street, Jacksonville, Florida 32202, the principal sum of Forty Million and 00/100 Dollars ($40,000,000.00) together with interest on the outstanding principal balance hereof at the rate provided herein. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Agent (as defined herein), now located at 50 North Laura Street, Jacksonville, Florida, 32202 or at such other office as the Agent may designate in writing. This Note is one of the Notes described in the Loan Agreement (as amended or restated from time to time, the "Loan Agreement") of even date herewith by and among the Borrower, Barnett Bank, N.A., SunTrust Bank, North Florida, N.A., SouthTrust Bank of Alabama, National Association and Barnett Bank, N.A., as agent (in such capacity and for so long as it shall serve in such capacity under the Loan Agreement, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. This Note shall be governed by the following provisions:

         1. Advances. During the period commencing on the date hereof and continuing through January 30, 2000 (the "Revolving Period"), the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during the Revolving Period subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed the Lender's Percentage of the Commitment Amount at any one time. The Borrower shall not be permitted to obtain further advances hereunder from and after January 31, 2000.

         2. Payments.

                  (a) The Borrower shall pay all accrued interest hereunder on the first day of each May, August, November and February during the term hereof.

                  (b) The Borrower shall make a principal payment on the ninetieth day after the date hereof in an amount equal to: (i) the excess of the then outstanding principal balance of this Note; over
         (ii) the Lender's Percentage of the Commitment Amount as of such date.

                  (c) The Borrower shall repay principal hereunder in quarterly installments on the first day of each February, May,

         August and November commencing on February 1, 2000 and continuing through November 1, 2001. Each principal installment shall equal 1/20th of the outstanding principal balance of this Note as of January 31, 2000.

                  (d) The Borrower shall pay all remaining outstanding principal hereunder, together will all then accrued and unpaid interest, on February 1, 2002.

         3. Interest.

                  (a) Except as otherwise provided herein, interest shall accrue on the outstanding principal balance of this Note from the date of each advance hereunder at a daily rate that is equal to the Prime Rate (as defined herein) minus one-half of one percent (0.50%) per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Banks, Inc. as its prime rate. The Prime Rate is a reference rate and is not necessarily the lowest or best rate that the Lender may from time to time charge its customers. The rate of interest shall change each time the Prime Rate is changed (except to the extent that interest is then accruing pursuant to the following subparagraph (b)). For purposes of this Note, any change in the Prime Rate shall be effective as of the Lender's opening of business on the effective date of the change.

                  (b) Notwithstanding the foregoing subparagraph (a), the Borrower may elect to pay interest on all or a portion of the outstanding principal hereunder for periods of 30, 60, 90, or 180 days (each an "Interest Period") at an Adjusted Libor Rate (as defined herein) or at an Adjusted CD Rate (as defined herein). Notwithstanding any contrary provision contained herein, the Interest Period for accruals at the Adjusted CD Rate shall in all events be 90 days. The Borrower may make such election by providing telephonic notice thereof to the Agent at least two business days before the commencement of the Interest Period. The notice shall be provided to such individual at such telephone number as the Agent may from time to time specify, and the Agent's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall indicate: (i) the date upon which the Interest Period shall commence (which shall not be a Saturday, Sunday or legal holiday); (ii) whether such Interest Period shall be for 30, 60, 90 or 180 days; (iii) whether the Borrower wishes for interest to accrue at the Adjusted Libor Rate or the Adjusted CD Rate during the term of the Interest Period; and (iv) the aggregate principal amount which shall bear interest at the Adjusted Libor Rate or the Adjusted CD Rate (which amount is referred to herein as the "Libor Amount" or the "CD Amount", as the case may be). If the Borrower duly elects for interest to accrue hereunder at the Adjusted Libor Rate or the Adjusted CD Rate, then interest shall accrue at the Adjusted Libor Rate or the Adjusted CD Rate, as the case may be, on the applicable Libor Amount or CD Amount during the applicable Interest Period. Any election hereunder shall be irrevocable during the term of the Interest Period, and no Interest Period elected hereunder shall extend beyond the maturity of this Note. The Borrower shall not be entitled to have more than five (5) interest rates in effect at any one time during the term of this Note. Any election by the Borrower hereunder shall be applicable to all of the Notes, and the applicable Libor Amount or CD Amount specified by the Borrower shall be allocated among the Notes based upon each Lender's Percentage of the Commitment Amount. The Adjusted Libor Rate and the Adjusted CD Rate shall be determined as follows:

                                    (i) The Adjusted Libor Rate shall be a rate
                  that is equal to the Libor Rate (as defined herein) plus the Applicable Libor Margin (as defined herein). The Libor Rate applicable to any Interest Period shall be the offered rate for deposits in United States dollars in the London Interbank market for a period equal to the applicable Interest Period which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. The Agent may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, the Agent may, in its discretion, use rate quotations for monthly periods in lieu of quotations for substantially equivalent daily periods. For purposes hereof, the following terms shall have the following meanings:

                                    (A) "Banking Business Day" shall mean each
                           day other than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                                    (B) "London Banking Day" shall mean each day
                           other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                                    (C) The Applicable Libor Margin shall be
                           determined based on the rating assigned to American Heritage Life Insurance Company ("AHL") by A.M. Best ("Best"). The "Applicable Libor Margin" during the Revolving Period shall be: (1) 0.425% per annum if AHL's Best rating is A++ or higher as of the commencement of the applicable Interest Period; and
                           (2) 0.550% per annum if AHL's Best rating is lower than A++ as of the commencement of the applicable Interest Period. The "Applicable Libor Margin" after the expiration of the Revolving Period shall be: (1) 0.50% per annum if AHL's Best rating is A++ or higher as of the commencement of the applicable Interest Period; and (2) 0.625% per annum if AHL's Best rating is lower than A++ as of the commencement of the applicable Interest Period.

                               (ii) The Adjusted CD Rate shall be a rate that
                  shall be 0.75% per annum over the CD Rate (as defined herein). The CD Rate applicable to any Interest Period shall be: (A) the CD Market Rate (as defined herein), divided by (B) 1.0 minus the CD Reserve Percentage (as defined herein), to which quotient shall be added (C) the CD Assessment Rate (as defined herein). The terms "CD Market Rate", "CD Reserve Percentage" and "CD Assessment Rate" shall have the following meanings:

                                    (A) "CD Market Rate" is the rate of interest
                           determined by the Agent to be the per annum rate bid at 11:00 a.m., Jacksonville, Florida time (or as soon thereafter as practicable) on the first banking business day of the applicable Interest Period by the dealers for certificates of deposit of the Agent having a principal amount comparable to the CD Amount and a maturity comparable to the applicable Interest Period.

                                    (B) "CD Reserve Percentage" is the
                           percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirement including, without limitation, any basic, supplemental or emergency reserves, for a member bank of the Federal Reserve System with deposits exceeding five billion dollars with respect to new non-personal time deposits in dollars having a maturity comparable to the applicable Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the CD Reserve Percentage.

                                    (C) "CD Assessment Rate" for any Interest
                           Period means a rate per annum equal to (1) the gross annual assessment rate payable to the Federal Deposit Insurance Corporation (or any successor) by the Agent for insuring the Agent's domestic dollar deposits less (2) the most recently determined credit against such assessments, expressed as an annual rate, available under applicable law to the Agent in each case as determined by the Agent as of the first day of any applicable Interest Period.

                  (c) Interest shall be calculated on the basis of a 360 day year (based upon the actual number of days elapsed).

                  (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                  (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

         4. Prepayment.

                  (a) The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty. Prepayments of principal after expiration of the Revolving Period shall be applied in the inverse order of principal payments required hereunder. Notwithstanding any contrary provision set forth herein: (i) the Borrower shall not be entitled to prepay any Libor Amounts or CD Amounts prior to the expiration of the applicable Interest Period unless the Agent or the Lender makes demand therefor upon the occurrence of an Event of Default; and (ii) any such Libor Amounts or CD Amounts shall not be repaid or reborrowed on a revolving basis during any applicable Interest Period.

                  (b) Notwithstanding any contrary provision set forth herein, the Borrower shall make such mandatory prepayments hereunder as may be required in the Loan Agreement.

         5. Application of Payments. All payments hereunder shall be applied first to the Lender's costs and expenses, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

         6. Default. An Event of Default shall be deemed to have occurred hereunder upon the occurrence of an Event of Default under the Loan Agreement. If any Event of Default or Default (as defined in the Loan Agreement) shall occur, any obligation of the Lender to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become forthwith due and payable in the manner set forth in the Loan Agreement without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any Event of Default, the outstanding principal of this Note, and any accrued and unpaid interest, shall bear interest at a rate of either five percent (5.0%) per annum above the Prime Rate after default until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate").

         7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible personal property taxes or other taxes (including interest and penalties, if any) excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

         8. Late Charge. A late charge of five percent (5.0%) of any payment required hereunder shall be imposed on each and every payment not received by the Agent within ten (10) days after it is due. Notwithstanding the foregoing, the late charge shall not in any event exceed $250.00 with respect to any delinquent installment. The late charge is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The late charge shall be immediately due and payable and shall be paid by the Borrower to the Agent without notice or demand. This provision for a late charge is not and shall not be deemed a grace period, and Lender has no obligation to accept a late payment. Further, the acceptance of a late payment shall not constitute a waiver of any default then existing or thereafter arising under this Note.

         9. Change of Law. Notwithstanding any other provision herein, if any applicable law, rule or regulation or the interpretation or administration thereof makes it unlawful for the Lender to (a) honor any commitment it may have hereunder to accrue interest at the Adjusted Libor Rate, then such commitment shall terminate, or (b) maintain any accrual of interest at the Adjusted Libor Rate, then interest shall immediately upon notice from the Lender accrue at the rate set forth in paragraph 3(a) hereof unless the Borrower elects for interest to accrue at the Adjusted CD Rate.

         10. Setoffs. The Borrower and any endorsers, sureties, guarantors, and all others who are, or who may become liable for the payment hereof, severally expressly grant to the Lender a continuing first lien security interest in any and all money, general or specific deposits, or property of any such parties now or hereafter in the possession of the Lender. The Borrower and such other parties authorize and empower the Lender, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Lender may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of such parties to the Lender or any of the Lender's affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Lender or any of the Lender's affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any letter of credit issued by the Lender for the account of any such parties).

         11. Miscellaneous. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Agent may, at its option, round any or all fractional amounts under paragraph 3 upwards to the next higher 1/100 of 1%.

             The Borrower hereby: (a) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in the Lender's enforcing any of its rights under any guaranties securing the repayment hereof; (b) agrees to any substitution, addition or release of any collateral or any party or person primarily or secondarily liable hereon; and (c) agrees that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.


                                     AMERICAN HERITAGE LIFE INVESTMENT
                                     CORPORATION


                                     By:/s/ T. O. Douglas
                                        ----------------------------------

                                        Its: Chairman & CEO
                                            ------------------------------


                                     By:/s/ C. R. Morehead
                                        ----------------------------------

                                        Its: Executive V.P. & CFO
                                            ------------------------------

                                                 (CORPORATE SEAL)


STATE OF GEORGIA

COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 21st day of February, 1997, by Charles R. Morehead and Thomas O. Douglas, the Executive Vice President and Chairman, respectively, of American Heritage Life Investment Corporation, on behalf of the corporation, in Camden County, Georgia.

                                        /s/ V. Thomas Fountain
                                        ------------------------------------
                                        Notary Public, State and County
                                          Aforesaid

                                        My Commission Expires: Jan. 16, 2000

                                                    (Notary Seal)

                                 PROMISSORY NOTE


$30,000,000.00                                                 February 21, 1997
                                                          Camden County, Georgia


         FOR VALUE RECEIVED, the undersigned, AMERICAN HERITAGE LIFE INVESTMENT CORPORATION (the "Borrower"), hereby promises to pay to the order of SUNTRUST BANK, NORTH FLORIDA, N.A. (the "Lender"), whose address is 200 West Forsyth Street, Jacksonville, Florida 32202, the principal sum of Thirty Million and 00/100 Dollars ($30,000,000.00) together with interest on the outstanding principal balance hereof at the rate provided herein. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Agent (as defined herein), now located at 50 North Laura Street, Jacksonville, Florida, 32202 or at such other office as the Agent may designate in writing. This Note is one of the Notes described in the Loan Agreement (as amended or restated from time to time, the "Loan Agreement") of even date herewith by and among the Borrower, Barnett Bank, N.A., SunTrust Bank, North Florida, N.A., SouthTrust Bank of Alabama, National Association and Barnett Bank, N.A., as agent (in such capacity and for so long as it shall serve in such capacity under the Loan Agreement, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. This Note shall be governed by the following provisions:

         1. Advances. During the period commencing on the date hereof and continuing through January 30, 2000 (the "Revolving Period"), the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during the Revolving Period subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed the Lender's Percentage of the Commitment Amount at any one time. The Borrower shall not be permitted to obtain further advances hereunder from and after January 31, 2000.

         2. Payments.

            (a) The Borrower shall pay all accrued interest hereunder on the first day of each May, August, November and February during the term hereof.

            (b) The Borrower shall make a principal payment on the ninetieth day after the date hereof in an amount equal to: (i) the excess of the then outstanding principal balance of this Note; over
         (ii) the Lender's Percentage of the Commitment Amount as of such date.

            (c) The Borrower shall repay principal hereunder in quarterly installments on the first day of each February, May,

         August and November commencing on February 1, 2000 and continuing through November 1, 2001. Each principal installment shall equal 1/20th of the outstanding principal balance of this Note as of January 31, 2000.

                  (d) The Borrower shall pay all remaining outstanding principal hereunder, together will all then accrued and unpaid interest, on February 1, 2002.

         3.       Interest.

                  (a) Except as otherwise provided herein, interest shall accrue on the outstanding principal balance of this Note from the date of each advance hereunder at a daily rate that is equal to the Prime Rate (as defined herein) minus one-half of one percent (0.50%) per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Banks, Inc. as its prime rate. The Prime Rate is a reference rate and is not necessarily the lowest or best rate that the Lender may from time to time charge its customers. The rate of interest shall change each time the Prime Rate is changed (except to the extent that interest is then accruing pursuant to the following subparagraph (b)). For purposes of this Note, any change in the Prime Rate shall be effective as of the Lender's opening of business on the effective date of the change.

                  (b) Notwithstanding the foregoing subparagraph (a), the Borrower may elect to pay interest on all or a portion of the outstanding principal hereunder for periods of 30, 60, 90, or 180 days
         (each an "Interest     Period") at an Adjusted Libor Rate (as defined
         herein) or at an Adjusted CD Rate (as defined herein). Notwithstanding any contrary provision contained herein, the Interest Period for accruals at the Adjusted CD Rate shall in all events be 90 days. The Borrower may make such election by providing telephonic notice thereof to the Agent at least two business days before the commencement of the Interest Period. The notice shall be provided to such individual at such telephone number as the Agent may from time to time specify, and the Agent's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall indicate: (i) the date upon which the Interest Period shall commence (which shall not be a Saturday, Sunday or legal holiday); (ii) whether such Interest Period shall be for 30, 60, 90 or 180 days; (iii) whether the Borrower wishes for interest to accrue at the Adjusted Libor Rate or the Adjusted CD Rate during the term of the Interest Period; and (iv) the aggregate principal amount which shall bear interest at the Adjusted Libor Rate or the Adjusted CD Rate (which amount is referred to herein as the "Libor Amount" or the "CD Amount", as the case may be). If the Borrower duly elects for interest to accrue hereunder at the Adjusted Libor Rate or the Adjusted CD Rate, then interest shall accrue at the Adjusted Libor Rate or the Adjusted CD Rate, as the case may be, on the applicable Libor Amount or CD Amount during the applicable Interest Period. Any election hereunder shall be irrevocable during the term of the Interest Period, and no Interest Period elected hereunder shall extend beyond the maturity of this Note. The Borrower shall not be entitled to have more than five (5) interest rates in effect at any one time during the term of this Note. Any election by the Borrower hereunder shall be applicable to all of the Notes, and the applicable Libor Amount or CD Amount specified by the Borrower shall be allocated among the Notes based upon each Lender's Percentage of the Commitment Amount. The Adjusted Libor Rate and the Adjusted CD Rate shall be determined as follows:

                                    (i) The Adjusted Libor Rate shall be a rate
                  that is equal to the Libor Rate (as defined herein) plus the Applicable Libor Margin (as defined herein). The Libor Rate applicable to any Interest Period shall be the offered rate for deposits in United States dollars in the London Interbank market for a period equal to the applicable Interest Period which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. The Agent may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, the Agent may, in its discretion, use rate quotations for monthly periods in lieu of quotations for substantially equivalent daily periods. For purposes hereof, the following terms shall have the following meanings:

                                    (A) "Banking Business Day" shall mean each
                           day other than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                                    (B) "London Banking Day" shall mean each day
                           other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                                    (C) The Applicable Libor Margin shall be
                           determined based on the rating assigned to American Heritage Life Insurance Company ("AHL") by A.M. Best ("Best"). The "Applicable Libor Margin" during the Revolving Period shall be: (1) 0.425% per annum if AHL's Best rating is A++ or higher as of the commencement of the applicable Interest Period; and
                           (2) 0.550% per annum if AHL's Best rating is lower than A++ as of the commencement of the applicable Interest Period. The "Applicable Libor Margin" after the expiration of the Revolving Period shall be: (1) 0.50% per annum if AHL's Best rating is A++ or higher as of the commencement of the applicable Interest Period; and (2) 0.625% per annum if AHL's Best rating is lower than A++ as of the commencement of the applicable Interest Period.

                               (ii) The Adjusted CD Rate shall be a rate that
                  shall be 0.75% per annum over the CD Rate (as defined herein). The CD Rate applicable to any Interest Period shall be: (A) the CD Market Rate (as defined herein), divided by (B) 1.0 minus the CD Reserve Percentage (as defined herein), to which quotient shall be added (C) the CD Assessment Rate (as defined herein). The terms "CD Market Rate", "CD Reserve Percentage" and "CD Assessment Rate" shall have the following meanings:

                                    (A) "CD Market Rate" is the rate of interest
                           determined by the Agent to be the per annum rate bid at 11:00 a.m., Jacksonville, Florida time (or as soon thereafter as practicable) on the first banking business day of the applicable Interest Period by the dealers for certificates of deposit of the Agent having a principal amount comparable to the CD Amount and a maturity comparable to the applicable Interest Period.

                                    (B) "CD Reserve Percentage" is the
                           percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirement including, without limitation, any basic, supplemental or emergency reserves, for a member bank of the Federal Reserve System with deposits exceeding five billion dollars with respect to new non-personal time deposits in dollars having a maturity comparable to the applicable Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the CD Reserve Percentage.

                                    (C) "CD Assessment Rate" for any Interest
                           Period means a rate per annum equal to (1) the gross annual assessment rate payable to the Federal Deposit Insurance Corporation (or any successor) by the Agent for insuring the Agent's domestic dollar deposits less (2) the most recently determined credit against such assessments, expressed as an annual rate, available under applicable law to the Agent in each case as determined by the Agent as of the first day of any applicable Interest Period.

            (c) Interest shall be calculated on the basis of a 360 day year (based upon the actual number of days elapsed).

            (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

            (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

         4. Prepayment.

            (a) The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty. Prepayments of principal after expiration of the Revolving Period shall be applied in the inverse order of principal payments required hereunder. Notwithstanding any contrary provision set forth herein: (i) the Borrower shall not be entitled to prepay any Libor Amounts or CD Amounts prior to the expiration of the applicable Interest Period unless the Agent or the Lender makes demand therefor upon the occurrence of an Event of Default; and (ii) any such Libor Amounts or CD Amounts shall not be repaid or reborrowed on a revolving basis during any applicable Interest Period.

            (b) Notwithstanding any contrary provision set forth herein, the Borrower shall make such mandatory prepayments hereunder as may be required in the Loan Agreement.

         5. Application of Payments. All payments hereunder shall be applied first to the Lender's costs and expenses, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

         6. Default. An Event of Default shall be deemed to have occurred hereunder upon the occurrence of an Event of Default under the Loan Agreement. If any Event of Default or Default (as defined in the Loan Agreement) shall occur, any obligation of the Lender to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become forthwith due and payable in the manner set forth in the Loan Agreement without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any Event of Default, the outstanding principal of this Note, and any accrued and unpaid interest, shall bear interest at a rate of either five percent (5.0%) per annum above the Prime Rate after default until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate").

         7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible personal property taxes or other taxes (including interest and penalties, if any) excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

         8. Late Charge. A late charge of five percent (5.0%) of any payment required hereunder shall be imposed on each and every payment not received by the Agent within ten (10) days after it is due. Notwithstanding the foregoing, the late charge shall not in any event exceed $250.00 with respect to any delinquent installment. The late charge is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The late charge shall be immediately due and payable and shall be paid by the Borrower to the Agent without notice or demand. This provision for a late charge is not and shall not be deemed a grace period, and Lender has no obligation to accept a late payment. Further, the acceptance of a late payment shall not constitute a waiver of any default then existing or thereafter arising under this Note.

         9. Change of Law. Notwithstanding any other provision herein, if any applicable law, rule or regulation or the interpretation or administration thereof makes it unlawful for the Lender to (a) honor any commitment it may have hereunder to accrue interest at the Adjusted Libor Rate, then such commitment shall terminate, or (b) maintain any accrual of interest at the Adjusted Libor Rate, then interest shall immediately upon notice from the Lender accrue at the rate set forth in paragraph 3(a) hereof unless the Borrower elects for interest to accrue at the Adjusted CD Rate.

         10. Setoffs. The Borrower and any endorsers, sureties, guarantors, and all others who are, or who may become liable for the payment hereof, severally expressly grant to the Lender a continuing first lien security interest in any and all money, general or specific deposits, or property of any such parties now or hereafter in the possession of the Lender. The Borrower and such other parties authorize and empower the Lender, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Lender may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of such parties to the Lender or any of the Lender's affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Lender or any of the Lender's affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any letter of credit issued by the Lender for the account of any such parties).

         11. Miscellaneous. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Agent may, at its option, round any or all fractional amounts under paragraph 3 upwards to the next higher 1/100 of 1%.

             The Borrower hereby: (a) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in the Lender's enforcing any of its rights under any guaranties securing the repayment hereof; (b) agrees to any substitution, addition or release of any collateral or any party or person primarily or secondarily liable hereon; and (c) agrees that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

                                        AMERICAN HERITAGE LIFE INVESTMENT
                                        CORPORATION


                                        By:/s/ T. O. Douglas
                                           ----------------------------------

                                           Its: Chairman & CEO
                                               ------------------------------


                                        By:/s/ C. R. Morehead
                                           ----------------------------------

                                           Its: Executive V.P. & CFO
                                               ------------------------------

                                                    (CORPORATE SEAL)


STATE OF GEORGIA

COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 21st day of February, 1997, by Charles R. Morehead and Thomas O. Douglas, the Executive Vice President and Chairman, respectively, of American Heritage Life Investment Corporation, on behalf of the corporation, in Camden County, Georgia.

                                         /s/ V. Thomas Fountain
                                         ------------------------------------
                                         Notary Public, State and County
                                           Aforesaid

                                         My Commission Expires: Jan. 16, 2000

                                                    (Notary Seal)

                                 PROMISSORY NOTE


$30,000,000.00                                                 February 21, 1997
                                                          Camden County, Georgia


         FOR VALUE RECEIVED, the undersigned, AMERICAN HERITAGE LIFE INVESTMENT CORPORATION (the "Borrower"), hereby promises to pay to the order of SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION (the "Lender"), whose address is 150 2nd Avenue North, Suite 470, St. Petersburg, Florida 33701, the principal sum of Thirty Million and 00/100 Dollars ($30,000,000.00) together with interest on the outstanding principal balance hereof at the rate provided herein. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Agent (as defined herein), now located at 50 North Laura Street, Jacksonville, Florida, 32202 or at such other office as the Agent may designate in writing. This Note is one of the Notes described in the Loan Agreement (as amended or restated from time to time, the "Loan Agreement") of even date herewith by and among the Borrower, Barnett Bank, N.A., SunTrust Bank, North Florida, N.A., SouthTrust Bank of Alabama, National Association and Barnett Bank, N.A., as agent (in such capacity and for so long as it shall serve in such capacity under the Loan Agreement, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement. This Note shall be governed by the following provisions:

         1. Advances. During the period commencing on the date hereof and continuing through January 30, 2000 (the "Revolving Period"), the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during the Revolving Period subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed the Lender's Percentage of the Commitment Amount at any one time. The Borrower shall not be permitted to obtain further advances hereunder from and after January 31, 2000.

         2. Payments.

            (a) The Borrower shall pay all accrued interest hereunder on the first day of each May, August, November and February during the term hereof.

            (b) The Borrower shall make a principal payment on the ninetieth day after the date hereof in an amount equal to: (i) the excess of the then outstanding principal balance of this Note; over
         (ii) the Lender's Percentage of the Commitment Amount as of such date.

            (c) The Borrower shall repay principal hereunder in quarterly installments on the first day of each February, May,

         August and November commencing on February 1, 2000 and continuing through November 1, 2001. Each principal installment shall equal 1/20th of the outstanding principal balance of this Note as of January 31, 2000.

                  (d) The Borrower shall pay all remaining outstanding principal hereunder, together will all then accrued and unpaid interest, on February 1, 2002.

         3. Interest.

                  (a) Except as otherwise provided herein, interest shall accrue on the outstanding principal balance of this Note from the date of each advance hereunder at a daily rate that is equal to the Prime Rate (as defined herein) minus one-half of one percent (0.50%) per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Banks, Inc. as its prime rate. The Prime Rate is a reference rate and is not necessarily the lowest or best rate that the Lender may from time to time charge its customers. The rate of interest shall change each time the Prime Rate is changed (except to the extent that interest is then accruing pursuant to the following subparagraph (b)). For purposes of this Note, any change in the Prime Rate shall be effective as of the Lender's opening of business on the effective date of the change.

                  (b) Notwithstanding the foregoing subparagraph (a), the Borrower may elect to pay interest on all or a portion of the outstanding principal hereunder for periods of 30, 60, 90, or 180 days (each an "Interest Period") at an Adjusted Libor Rate (as defined herein) or at an Adjusted CD Rate (as defined herein). Notwithstanding any contrary provision contained herein, the Interest Period for accruals at the Adjusted CD Rate shall in all events be 90 days. The Borrower may make such election by providing telephonic notice thereof to the Agent at least two business days before the commencement of the Interest Period. The notice shall be provided to such individual at such telephone number as the Agent may from time to time specify, and the Agent's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall indicate: (i) the date upon which the Interest Period shall commence (which shall not be a Saturday, Sunday or legal holiday); (ii) whether such Interest Period shall be for 30, 60, 90 or 180 days; (iii) whether the Borrower wishes for interest to accrue at the Adjusted Libor Rate or the Adjusted CD Rate during the term of the Interest Period; and
        (iv) the aggregate principal amount which shall bear interest at the Adjusted Libor Rate or the Adjusted CD Rate (which amount is referred to herein as the "Libor Amount" or the "CD Amount", as the case may
        be). If the Borrower duly elects for interest to accrue hereunder at



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

         the Adjusted Libor Rate or the Adjusted CD Rate, then interest shall accrue at the Adjusted Libor Rate or the Adjusted CD Rate, as the case may be, on the applicable Libor Amount or CD Amount during the applicable Interest Period. Any election hereunder shall be irrevocable during the term of the Interest Period, and no Interest Period elected hereunder shall extend beyond the maturity of this Note. The Borrower shall not be entitled to have more than five (5) interest rates in effect at any one time during the term of this Note. Any election by the Borrower hereunder shall be applicable to all of the Notes, and the applicable Libor Amount or CD Amount specified by the Borrower shall be allocated among the Notes based upon each Lender's Percentage of the Commitment Amount. The Adjusted Libor Rate and the Adjusted CD Rate shall be determined as follows:

                                    (i) The Adjusted Libor Rate shall be a rate
                  that is equal to the Libor Rate (as defined herein) plus the Applicable Libor Margin (as defined herein). The Libor Rate applicable to any Interest Period shall be the offered rate for deposits in United States dollars in the London Interbank market for a period equal to the applicable Interest Period which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. The Agent may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, the Agent may, in its discretion, use rate quotations for monthly periods in lieu of quotations for substantially equivalent daily periods. For purposes hereof, the following terms shall have the following meanings:

                                    (A) "Banking Business Day" shall mean each
                           day other than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                                    (B) "London Banking Day" shall mean each day
                           other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                                    (C) The Applicable Libor Margin shall be
                           determined based on the rating assigned to American Heritage Life Insurance Company ("AHL") by A.M. Best ("Best"). The "Applicable Libor Margin"



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

                           during the Revolving Period shall be: (1) 0.425% per annum if AHL's Best rating is A++ or higher as of the commencement of the applicable Interest Period; and
                           (2) 0.550% per annum if AHL's Best rating is lower than A++ as of the commencement of the applicable Interest Period. The "Applicable Libor Margin" after the expiration of the Revolving Period shall be: (1) 0.50% per annum if AHL's Best rating is A++ or higher as of the commencement of the applicable Interest Period; and (2) 0.625% per annum if AHL's Best rating is lower than A++ as of the commencement of the applicable Interest Period.

                               (ii) The Adjusted CD Rate shall be a rate that
                  shall be 0.75% per annum over the CD Rate (as defined herein). The CD Rate applicable to any Interest Period shall be: (A) the CD Market Rate (as defined herein), divided by (B) 1.0 minus the CD Reserve Percentage (as defined herein), to which quotient shall be added (C) the CD Assessment Rate (as defined herein). The terms "CD Market Rate", "CD Reserve Percentage" and "CD Assessment Rate" shall have the following meanings:

                                    (A) "CD Market Rate" is the rate of interest
                           determined by the Agent to be the per annum rate bid at 11:00 a.m., Jacksonville, Florida time (or as soon thereafter as practicable) on the first banking business day of the applicable Interest Period by the dealers for certificates of deposit of the Agent having a principal amount comparable to the CD Amount and a maturity comparable to the applicable Interest Period.

                                    (B) "CD Reserve Percentage" is the
                           percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirement including, without limitation, any basic, supplemental or emergency reserves, for a member bank of the Federal Reserve System with deposits exceeding five billion dollars with respect to new non-personal time deposits in dollars having a maturity comparable to the applicable Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the CD Reserve Percentage.

                                    (C) "CD Assessment Rate" for any Interest
                           Period means a rate per annum equal to (1) the gross annual assessment rate payable to the Federal Deposit Insurance Corporation (or any successor) by the Agent for insuring the Agent's domestic dollar deposits less (2) the most recently determined credit against such assessments, expressed as an annual rate, available under applicable law to the Agent in each case as determined by the Agent as of the first day of any applicable Interest Period.

            (c) Interest shall be calculated on the basis of a 360 day year (based upon the actual number of days elapsed).

            (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

            (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

         4. Prepayment.

            (a) The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty. Prepayments of principal after expiration of the Revolving Period shall be applied in the inverse order of principal payments required hereunder. Notwithstanding any contrary provision set forth herein: (i) the Borrower shall not be entitled to prepay any Libor Amounts or CD Amounts prior to the expiration of the applicable Interest Period unless the Agent or the Lender makes demand therefor upon the occurrence of an Event of Default; and (ii) any such Libor Amounts or CD Amounts shall not be repaid or reborrowed on a revolving basis during any applicable Interest Period.

            (b) Notwithstanding any contrary provision set forth herein, the Borrower shall make such mandatory prepayments hereunder as may be required in the Loan Agreement.

         5. Application of Payments. All payments hereunder shall be applied first to the Lender's costs and expenses, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

         6. Default. An Event of Default shall be deemed to have occurred hereunder upon the occurrence of an Event of Default under the Loan Agreement. If any Event of Default or Default (as defined in the Loan Agreement) shall occur, any obligation of the Lender to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become forthwith due and payable in the manner set forth in the Loan Agreement without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any Event of Default, the outstanding principal of this Note, and any accrued and unpaid interest, shall bear interest at a rate of either five percent (5.0%) per annum above the Prime Rate after default until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate").

         7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible personal property taxes or other taxes (including interest and penalties, if any) excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

         8. Late Charge. A late charge of five percent (5.0%) of any payment required hereunder shall be imposed on each and every payment not received by the Agent within ten (10) days after it is due. Notwithstanding the foregoing, the late charge shall not in any event exceed $250.00 with respect to any delinquent installment. The late charge is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The late charge shall be immediately due and payable and shall be paid by the Borrower to the Agent without notice or demand. This provision for a late charge is not and shall not be deemed a grace period, and Lender has no obligation to accept a late payment. Further, the acceptance of a late payment shall not constitute a waiver of any default then existing or thereafter arising under this Note.

         9. Change of Law. Notwithstanding any other provision herein, if any applicable law, rule or regulation or the interpretation or administration thereof makes it unlawful for the Lender to (a) honor any commitment it may have hereunder to accrue interest at the Adjusted Libor Rate, then such commitment shall terminate, or (b) maintain any accrual of interest at the Adjusted Libor Rate, then interest shall immediately upon notice from the Lender accrue at the rate set forth in paragraph 3(a) hereof unless the Borrower elects for interest to accrue at the Adjusted CD Rate.

         10. Setoffs. The Borrower and any endorsers, sureties, guarantors, and all others who are, or who may become liable for the payment hereof, severally expressly grant to the Lender a continuing first lien security interest in any and all money, general or specific deposits, or property of any such parties now or hereafter in the possession of the Lender. The Borrower and such other parties authorize and empower the Lender, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Lender may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of such parties to the Lender or any of the Lender's affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Lender or any of the Lender's affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any letter of credit issued by the Lender for the account of any such parties).

         11. Miscellaneous. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Agent may, at its option, round any or all fractional amounts under paragraph 3 upwards to the next higher 1/100 of 1%.

             The Borrower hereby: (a) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in the Lender's enforcing any of its rights under any guaranties securing the repayment hereof; (b) agrees to any substitution, addition or release of any collateral or any party or person primarily or secondarily liable hereon; and (c) agrees that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereon; and (c) agrees that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

                                     AMERICAN HERITAGE LIFE INVESTMENT
                                     CORPORATION


                                     By:/s/ T. O. Douglas
                                        ------------------------------------

                                        Its: Chairman & CEO
                                            --------------------------------


                                     By:/s/ C. R. Morehead
                                        ------------------------------------

                                        Its: Executive Vice President & CFO
                                            --------------------------------

                                                (CORPORATE SEAL)


STATE OF GEORGIA

COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 21st day of February, 1997, by Charles R. Morehead and Thomas O. Douglas, the Executive Vice President and Chairman, respectively, of American Heritage Life Investment Corporation, on behalf of the corporation, in Camden County, Georgia.

                                         /s/ V. Thomas Fountain
                                         ------------------------------------
                                         Notary Public, State and County
                                           Aforesaid

                                         My Commission Expires: Jan. 16, 2000

                                                    (Notary Seal)




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